Condensed Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Revenue	$ 4,565	$ 3,541	$ 11,880	$ 9,431
Cost of goods sold	3,102	2,619	8,255	7,341
Gross profit	1,463	922	3,625	2,090
Operating expenses:
Selling and marketing	733	642	2,104	1,924
General and administrative	716	674	2,147	2,136
Total operating expenses	1,449	1,316	4,251	4,060
Income (loss) from operations	14	(394)	(626)	(1,970)
Interest income	1	2	3	23
Interest expense	(76)	(40)	(160)	(116)
Other income (expense), net	10	(11)	338	3
Loss before income taxes	51	443	445	2,060
Income tax expense, net	(8)	(7)	(24)	(19)
Net loss	$ (59)	$ (450)	$ (469)	$ (2,079)
Net loss per share - basic and diluted (in dollars per share)	$ (0.00)	$ (0.01)	$ (0.01)	$ (0.03)
Weighted average basic and diluted common shares outstanding (in shares)	64,550,554	61,857,555	64,768,258	61,730,684